SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported):  May 22, 2002 (May 14, 2002)




                                   CRIIMI MAE INC.
              (Exact name of registrant as specified in its charter)

        Maryland                       1-10360                 52-1622022
(State or other jurisdiction        (Commission             (I.R.S. Employer
       of incorporation)             File Number)          Identification No.)




                                 11200 Rockville Pike
                             Rockville, Maryland  20852
  (Address of principal executive offices, including zip code, of Registrant)

                                    (301) 816-2300
                (Registrant's telephone number, including area code)


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     Explanatory  Note: This Form 8-K/A amends the Form 8-K, dated May 10, 2002, of CRIIMI MAE Inc. (the "Company") to reflect the fact that, as anticipated, Arthur Andersen LLP ("Arthur Andersen") completed its audit of the December 31, 2001 financial statements of the CRIIMI MAE Management, Inc. Retirement Plan and related filing of the Annual Report on Form 11-K with the Securities and Exchange Commission ("SEC") on May 14, 2002. Accordingly, the dismissal of Arthur Andersen became effective on May 14, 2002.


Item 4.  Changes in Registrant's Certifying Accountant

     As previously reported, on May 8, 2002, the Board of Directors of the Company, upon recommendation of its Audit Committee, determined on behalf of itself and its subsidiaries, to dismiss its independent auditors, Arthur Andersen. The dismissal became effective on May 14, 2002 with the completion of Arthur Andersen's audit of the December 31, 2001 financial statements of the CRIIMI MAE Management, Inc. Retirement Plan and related filing of the Annual Report on Form 11-K with the SEC. A new independent public accounting firm is expected to be engaged by the Company during the second quarter of 2002.

     Except as noted below, Arthur Andersen's reports on the Company's consolidated financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. Arthur Andersen's report on the Company's consolidated financial statements for the year ended December 31, 2000 contained a qualified opinion about the Company's ability to continue as a going concern because of the Company's voluntary filing for relief under Chapter 11 of the Bankruptcy Code on October 5, 1998. The Company emerged from Chapter 11 on April 17, 2001 and Arthur Andersen's subsequent report on the Company's consolidated financial statements for the year ended December 31, 2001 did not contain such qualifying opinion. Also note that Arthur Andersen's report on the Company's consolidated financial statements for the year ended December 31, 2001 referenced a change in
(1) the Company's method of accounting for derivatives and (2) the method of accounting related to the recognition of special servicing fee revenue of CRIIMI MAE Services Limited Partnership, a wholly owned subsidiary of the Company.

     During the years ended December 31, 2001 and 2000 and through the date of this report, there were: (i) no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statements disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company has provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter dated May 22,

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2002, stating its agreement with such statements.

Item 5.  Other Events.

     CRIIMI MAE is enclosing Arthur Andersen's letter dated March 27, 2002, consenting to the incorporation by reference of their report included in the Company's Form 10-K, filed with the SEC on March 27, 2002, into the Company's previously filed S-8 Registration Statement File Nos. 333-68106, 333-68108 and 333-73100. The Company is also enclosing Arthur Andersen's letter dated May 14, 2002 consenting to the incorporation by reference of their report included in the Company's Form 11-K, filed with the SEC on May 14, 2002, into the Company's previously filed S-8 Registration Statement File No. 333-68106.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.  The following exhibits are filed with this report:

Exhibit 16 - Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 22, 2002.

Exhibit 23.1 - Consent of Arthur Andersen LLP dated March 27, 2002.
Exhibit 23.2 - Consent of Arthur Andersen LLP dated May 14, 2002.





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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CRIIMI MAE Inc.




Dated: May 22, 2002                         /s/H. William Willoughby
                                            -------------------------
                                            H. William Willoughby
                                            President



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                                    EXHIBIT INDEX

Exhibit
No.                                    Description
------------------------------------------------------------------------------

*16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 22, 2002.

*23.1  Consent of Arthur Andersen LLP dated March 27, 2002.
*23.2  Consent of Arthur Andersen LLP dated May 14, 2002.


*Filed herewith.